THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE.

________________________________________________________________

BLACKHAWK CAPITAL GROUP BDC, INC.
CONVERTIBLE PROMISSORY NOTE

$100,000.00	August 1, 2006

BLACKHAWK CAPITAL GROUP BDC, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of The Concorde Group, Inc., a Delaware corporation, or its designee or assignee (the “Payee”), on demand, the principal sum of One Hundred Thousand Dollars ($100,000.00) or such lesser principal amount as shall at such time be outstanding hereunder (the “Principal Amount”). Each payment by the Company pursuant to this Note shall be made in lawful currency of the United States of America and in immediately available funds. Interest on this Note shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with Section 3 hereof.

Accrued and unpaid interest on the Principal Amount of this Note outstanding shall commence on the date hereof and be payable: (i) on the last day of each March, June, September, and December commencing September 30, 2006, and (ii) upon repayment of the Principal Amount upon the demand of the Payee. All computations of interest hereunder shall be made based on the actual number of days elapsed in a year of 365 days (including the first day but excluding the last day during which any such Principal Amount is outstanding). The Principal Amount of this Note together with interest accrued and unpaid thereon shall be payable on demand by Payee unless this Note is prepaid in accordance with Section 2 hereof or converted in accordance with Section 4 hereof.

The amount of all repayments of the Principal Amount, interest rates applicable thereto and interest accrued thereon shall be endorsed by the Payee on the schedule attached to this Note, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance under this Note. All payments by the Company hereunder shall be applied (A) first, to pay any costs and expenses due to the Payee hereunder, (B) second, to pay any interest which is due, but unpaid, and (C) third, to reduce the Principal Amount.

The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) in the event of a default by the Company after notice, agrees to pay to the holder hereof, all reasonable costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement and collection of this Note.

1. Definitions. For purposes of this Note, the following terms shall have the meanings described below:

(a) “Common Stock” shall mean the common stock, $0.00001 par value, of the Company.

(b) “Liquidity Event” shall mean (i) an initial public offering of the Company’s capital stock; (ii) a liquidation, dissolution or winding up of the Company; (iii) a merger or consolidation of the Company with or into another entity; or (iv) a sale of all or substantially all of the Company’s assets.

2. Prepayment. The Company shall have the right, without premium or penalty, at any time and from time to time, to prepay all or any portion of the Principal Amount of this Note; provided that each such prepayment is accompanied by accrued interest on the amounts of principal prepaid calculated to the date of such prepayment.

3. Computation of Interest.

(a) Interest Rate. Subject to Section 3(b) below, the outstanding Principal Amount shall bear interest at an annual rate equal to eight and one-quarter percent (8.25%).

(b) Maximum Rate. In the event that it is determined that, under applicable law, the interest charges and fees payable by the Company in connection herewith or in connection with any other document or instrument executed and delivered in connection herewith cause the effective interest rate applicable to the indebtedness evidenced by this Note to exceed the maximum rate allowed by law (the “Maximum Rate”), then such interest shall be recalculated for the period in question and any excess over the Maximum Rate paid with respect to such period shall be credited, without further agreement or notice, to the Principal Amount outstanding hereunder to reduce said balance by such amount with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal.

4. Conversion of Note. Subject to the terms stated below, the Payee shall have conversion rights (“Conversion Rights”) to convert the Note into shares of Common Stock as follows:

(a) Conversion.

(i) At the option of the Payee, all (but not less than all) of the outstanding Principal Amount of this Note with all accrued and unpaid interest thereon plus any unpaid costs of collection, shall be convertible at any time or immediately prior to a Liquidity Event, into such number of fully paid and non-assessable shares of Common Stock as shall be determined below.

(ii) The Company shall cause to be mailed to the holder of this Note at the earliest time practicable, but in no event later than thirty (30) days prior to a Liquidity Event, notice of the date on which such Liquidity Event is expected to take place. Such notice shall also indicate in reasonable detail the consideration payable to a holder of Common Stock in connection with such Liquidity Event. The Company shall not take any action with respect to such Liquidity Event that would prejudice the rights of Payee under this Section 4 to convert this Note into shares of Common Stock or other securities or to receive cash or securities in connection with the applicable Liquidity Event.

(b) Conversion Price; Conversion Period. The number of shares of Common Stock to be received by the Payee upon conversion of this Note (the “Conversion Shares”) is to be determined by dividing the Principal Amount of this Note with all accrued and unpaid interest plus any unpaid costs of collection being converted by the Payee by the conversion price in effect at the time of conversion (the “Conversion Price”). The Conversion Price at which the Conversion Shares shall be deliverable upon conversion of this Note without the payment of additional consideration by the Payee shall initially be (i) $1.00 per share of Common Stock or (ii) if the price per share in the Company's next Regulation E offering taking place after the date of this Note is less than or greater than $1.00, the Conversion Price shall be the conversion price in such Regulation E offering. Nevertheless, this Note may not be converted until November 1, 2006. Such initial Conversion Price shall be subject to adjustment as provided below.

(c) Conversion Must Comply With Provisions of Investment Company Act of 1940, As Amended, Applicable To Business Development Companies. The conversion of the Note into shares of Common Stock must comply with the rules and regulations of the Investment Company Act of 1940, as amended, applicable to business development companies.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. The determination of fractional shares shall be made on the basis of the converted amount of Principal Amount of this Note plus accrued and unpaid interest at the time of conversion divided by the Conversion Price. In lieu of any fractional shares to which the Payee would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price immediately in effect prior to the event which would result in the issuance of a fractional share of Common Stock.

(e) Mechanics of Conversion.

(i) Conversions. Upon election of the Payee to convert this Note into Conversion Shares, the Payee shall surrender this Note, duly endorsed, at the office of the Company, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for the Conversion Shares are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to the Payee, or to the nominee or nominees of Payee, a certificate or certificates for the number of Conversion Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the Liquidity Event giving rise to the Conversion Rights, and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such time.

(f) Adjustment of Conversion Price. The Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of the Notes shall be subject to adjustment from time to time upon the happening of certain events as follows:

(i) In case the Company shall at any time (x) pay a stock dividend or make a stock distribution to holders of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock or (z) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price shall forthwith be proportionately decreased in case of subdivision, dividend or distribution or increased in the case of combination. Any such adjustment shall become effective immediately after the record date in the case of a dividend or distribution and at the close of business on the effective date in the case of a subdivision or combination.

(ii) In the event the Company shall issue additional shares of Common Stock or any rights, convertible securities, debt securities, debt/equity hybrid securities or options or other securities exercisable for or convertible into shares of Common Stock; but excluding additional shares of Common Stock issued or issuable to officers or employees of, or consultants to, the Company pursuant to a stock purchase or option plan or other employee stock incentive program approved by the Board of Directors, and excluding additional shares of Common Stock issued by way of dividend or other distribution of Common Stock as contemplated in subsection (i) hereto and excluding any shares issued in a rights offering to existing shareholders of the Company, for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) equal to the consideration per share for which such additional shares are issued; provided, however, the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.00001, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.00001 or more.

(iii) In the case of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock), or in case of any sale or conveyance of all or substantially all of the assets or property of the Company, or any spin-off transaction or similar capital or merger and acquisition transaction, then:

(A) The holder of this Note shall thereafter have the right upon conversion of this Note to the kind and amount of shares of stock and other securities, assets, or property receivable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, spin-off or similar capital or merger and acquisition transaction to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, merger, sale, conveyance spin-off or similar capital or merger and acquisition transaction, it had converted this Note into Common Stock; such adjustments shall apply with respect to all such changes occurring between the date hereof and the date of conversion of this Note.

(B) the Company shall cause to be mailed to the holder of this Note at the earliest time practicable notice of the date on which such reorganization, reclassification, consolidation, merger, sale, conveyance, spin-off or similar capital or merger and acquisition transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of this Note. Such notice shall also specify the date as of which holders of the Common Stock of record shall be entitled to receive or exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, spin-off, or similar capital or merger and acquisition transaction, as the case may be.

The Company shall not take any action with respect to setting a record date for any of the aforementioned actions or transactions which would prejudice the rights of Payee under this Section 4 to convert this Note into shares of Common Stock or other securities or to receive cash or securities in connection with the applicable transaction or corporate action.

(iv) Upon any adjustment of the Conversion Price hereunder, the Company as soon as practicable thereafter shall cause to be prepared a notice setting forth the Conversion Price after such adjustment and setting forth in reasonable detail the method of calculation used and cause a copy of such notice to be mailed to the holder of this Note.

(v) The Company covenants that it will at all times and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of the maximum amount of principal convertible pursuant to this Note.

(vi) The Company covenants that all the shares of Common Stock which shall be so issuable upon conversion of this Note shall be duly and validly issued and fully paid and non-assessable.

(vii) The issuance of certificates for shares of Common Stock upon the conversion of this Note shall be made without charge to the holder of this Note for any documentary, stamp or similar issue or transfer tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by such holder.

5. Amendments and Waivers.

(a) The provisions of this Note may not be amended, modified, waived, changed or terminated other than by an agreement in writing signed by the Company and the holder of this Note.

(b) No failure or delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

6. Miscellaneous.

(a) Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) Notices. Unless otherwise provided, all notices required or permitted under this Note shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) upon confirmed delivery by Federal Express or other nationally recognized courier service providing next-business-day delivery, or (iii) upon confirmed receipt if deposited with the United States Postal Service, by registered or certified mail, postage prepaid and addressed to the party to be notified, in each case at the address set forth below, or at such other address as such party may designate by written notice to the other party (provided that notice of change of address shall be effective upon receipt by the party to whom such notice is addressed).

If sent to Payee, notices shall be sent to the following address:

The Concorde Group, Inc.
14 Wall Street
New York, NY 10005
Attention: Dr. Craig A. Zabala

If sent to the Company, notices shall be sent to the following address:

Blackhawk Capital Group BDC, Inc.
14 Wall Street
New York, NY 10005
Attention: Dr. Craig A. Zabala

(c) Waiver of Jury Trial. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer.

BLACKHAWK CAPITAL GROUP BDC, INC.

By:
Name:
Title

SCHEDULE TO NOTE

Date Made or Paid	Amount of Principal Paid	Amount of Interest Paid	Unpaid Principal Balance of Note	Name of Person Making Notation